As filed with the Securities and Exchange Commission on September 25, 2017

Securities Act File No. 333-217196

Investment Company Act File No. 811-23247

United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933

☒ Pre-Effective Amendment No. 4

☐ Post-Effective Amendment No.

and/or

☒ Registration Statement under the Investment Company Act of 1940

☒ Amendment No. 4

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, Illinois 60654

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (312) 374-6930

John P. McGarrity, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, Illinois 60654

(Name and Address of Agent for Service)

Copies to:

Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606	Clifford R. Cone, Esq. Jefferey D. LeMaster, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . ☐

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 par value	9,500,000	$10.00	$95,000,000	$11,010.50(2)

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Includes $115.90 previously paid in connection with the initial filing on April 7, 2017.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	SEPTEMBER 25, 2017
Shares

XAI Octagon Floating Rate & Alternative Income Term Trust

Common Shares

The Trust.    XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a newly-organized, diversified, closed-end management investment company.

Investment Objective.    The investment objective of the Trust is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. There can be no assurance that the Trust will achieve its investment objective, and you could lose some or all of your investment.

Investment Strategy.    The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (as defined in this Prospectus) in floating rate credit instruments and other structured credit investments.

Portfolio Contents.    The Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The Trust currently intends to pursue its investment objective by investing primarily in below investment grade credit instruments, but may invest without limitation in investment grade credit instruments. Below investment grade credit instruments are often referred to as “high yield” securities or “junk bonds.” Below investment grade credit instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Trust may invest without limitation in credit instruments that are illiquid.

(continued on following page)

Investing in the common shares involves certain risks. The Trust has no operating history. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Trust intends to utilize leverage, which is subject to numerous risks. See “Risks” beginning on page 41 of this Prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 9 of this Prospectus. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase the common shares.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to the Public	Sales Load(2)	Estimated Offering Expenses(3)	Proceeds, after expenses, to the Trust
Per Share	$10.00	$0.20	$0.02	$9.78
Total	$	$	$	$
Total assuming full exercise of the over-allotment option(1)	$	$	$	$

(notes on following page)

The Underwriters expect to deliver the common shares to purchasers on or about             , 2017.

UBS Investment Bank
BB&T Capital Markets	Ladenburg Thalmann	Maxim Group LLC
National Securities Corporation Newbridge Securities Corporation
Wedbush Securities		Wunderlich

(notes from cover page)

(1)	The Trust has granted the Underwriters an option to purchase up to an additional common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover over-allotments, if any. See “Underwriting.”
(2)	XA Investments LLC (“XAI” or the “Adviser”) (and not the Trust) has agreed to pay, from its own assets, additional compensation of $0.10 per common share (other than common shares purchased by the management investors (as defined below) to the Underwriters in connection with this offering. Separately, the Adviser and Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) (and not the Trust) have agreed to pay, from their own assets, upfront structuring fees to each of UBS Securities LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Ladenburg Thalmann & Co. Inc., Maxim Group LLC, National Securities Corporation, Newbridge Securities Corporation, Wedbush Securities Inc. and Wunderlich Securities, Inc., and may pay certain other qualifying Underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. These fees and compensation are not reflected under “Sales load” in the table above. See “Underwriting—Additional Compensation to be Paid by the Adviser.”
(3)	The Adviser and the Sub-Adviser have agreed to (i) pay all organizational expenses of the Trust and (ii) pay or reimburse offering expenses of the Trust (other than sales load) that exceed $0.02 per common share. Assuming the issuance of 7,000,000 common shares, offering expenses (other than sales load) are estimated to be approximately $940,000, or $0.13 per common share, of which $0.02 per common share would be borne by the Trust. Organizational expenses and offering expenses in excess of $0.02 per common share that are borne by the Adviser and the Sub-Adviser are not subject to recoupment from the Trust. In addition, the Adviser (and not the Trust) has agreed to pay to First Dominion Capital Corp. (“FDCC”) a fee equal to 0.90% of the total price to the public of the common shares sold in this offering (inclusive of the over-allotment option), as payment for providing certain distribution-related services, and to reimburse reasonable out of pocket expenses related to the Trust’s roadshow.

(continued from cover page)

Adviser and Sub-Adviser.    XA Investments LLC serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays a management fee to the Adviser. The Adviser will pay to the Sub-Adviser a sub-advisory fee out of the management fee received by the Adviser.

The Trust has also retained the Adviser to provide investor support services and secondary market services in connection with the ongoing operation of the Trust. The Trust pays a service fee to the Adviser in exchange for such services pursuant to a separate investor support and secondary market services agreement.

The Adviser, the Sub-Adviser and certain of their respective affiliates, associates and employees (“management investors”), have indicated an interest in purchasing an aggregate of up to $15 million of common shares in this offering at the initial offering price. However, because indications of interest are not binding agreements or commitments to purchase, the Underwriters (as defined below) may determine to sell more, less or no common shares in this offering to the management investors. In addition, the management investors may determine to purchase more, less or no common shares in this offering. If the Trust sells more common shares in the offering than currently assumed herein, the management investors intend to purchase fewer common shares so as not to reduce the number of common shares available to the general public. The Underwriters will receive the same underwriting discount on any common shares purchased by the management investors as they will on any other common shares sold to the public in this offering; provided, however, that the Underwriters will not be paid the additional compensation of $0.10 per common share from the Adviser on common shares purchased by the management investors.

Listing.    The Trust’s common shares have been approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “XFLT.”

Distributions.    The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions. The Trust intends to distribute any net long-term capital gains to common shareholders at least annually. The Trust expects to declare initial distributions approximately 45 to 60 days after completion of the common share offering, and to pay such initial distributions approximately 60 to 90 days after the completion of the common share offering, depending upon market conditions. There is no assurance the Trust will make its initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital.

Leverage.    The Trust currently anticipates utilizing leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). Under current market conditions, the Trust initially expects to utilize leverage through Indebtedness in an aggregate amount of approximately 25%-30% of the Trust’s Managed Assets (as defined below) (including the proceeds of leverage). The Trust will not utilize leverage, either through Indebtedness, Preferred Shares or portfolio leverage, in an aggregate amount in excess of 40% of the Trust’s Managed Assets (including the proceeds of leverage). The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Trust’s leveraging strategy will be successful. See “Use of Leverage” and “Risks—Leverage Risk.”

Limited Term. The Trust will terminate on or before December 31, 2029 (the “Termination Date”); provided, that if the Board of Trustees believes that under then-current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Termination Date (i) once for up to one year (i.e., up to December 31, 2030), and (ii) once for up to an additional six months (i.e., up to June 30, 2031), in each case upon the affirmative vote of a majority of the Board of Trustees and without a shareholder vote. In addition, as of a date within twelve months preceding the Termination Date, the Board of Trustees may cause the Trust to conduct a tender offer to purchase 100% of the then outstanding Common Shares of the Trust at a price equal to the net asset value per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). Following the completion of an Eligible Tender Offer, the Board of Trustees may eliminate the Termination Date upon the affirmative vote of a majority of the Board of Trustees and without a shareholder vote. In making a decision to eliminate the Termination Date and provide for the Trust’s perpetual existence, the Board of Trustees will take such actions with respect to the continued operations of the Trust as it deems to be in the best interests of the Trust, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser and Sub-Adviser. The Trust should not be confused with a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as the fund’s target date, often associated with retirement, approaches, and does not typically terminate on the target date. In addition, the Trust should not be confused with a “target term” fund whose investment objective is to return the fund’s original net asset value on the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $10.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Risks—Limited Term Risk.”

You should read this Prospectus, which contains important information about the Trust that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated             , 2017, containing additional information about the Trust, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request free copies of the Statement of Additional Information, the table of contents of which is on page 95 of this Prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Trust, and make shareholder inquiries, by calling (888) 903-3358 or by writing to XA Investments at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, or you may obtain a copy (and other information regarding the Trust) from the SEC’s website (www.sec.gov). Free copies of the Trust’s reports and its Statement of Additional Information will also be available from the Trust’s website at www.xainvestments.com.

The Trust’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

This Prospectus, and the SAI, contain or incorporate by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Trust’s plans, strategies, and goals and the Trust’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Trust, based on currently available information. In this Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions, and the negative of such terms, are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. By their nature, all forward looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by any forward looking statements. Although the Trust believes that the expectations expressed in these forward looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward looking statements. The Trust’s future financial condition and results of operations, as well as any forward looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of this Prospectus, which describes certain currently known risk factors that could cause actual results to differ materially from the Trust’s expectations. The Trust urges you to review carefully that section for a more detailed discussion of the risks associated with an investment in the Trust’s securities. All forward looking statements contained or incorporated by reference in this Prospectus are made as of the date of this Prospectus. The Trust does not intend, and undertakes no obligation, to update any forward looking statement. The Trust is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Trust has not, and the Underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this Prospectus is accurate as of any date other than the date of this Prospectus. The Trust’s business, financial condition and results of operations may have changed since that date. The Trust will amend this Prospectus if, during the period that this Prospectus is required to be delivered, there are any subsequent material changes.

Until                                 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

UBS Investment Bank

BB&T Capital Markets

Ladenburg Thalmann

Maxim Group LLC

National Securities Corporation

Newbridge Securities Corporation

Wedbush Securities

Wunderlich

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated September 25, 2017

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

Statement of Additional Information

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a newly-organized, diversified, closed-end management investment company. The Trust’s common shares of beneficial interest (the “Common Shares”) are expected to be listed on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “XFLT.”

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. There can be no assurance that the Trust will achieve its investment objective, and you could lose some or all of your investment.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated                     , 2017. Investors should obtain and read the Prospectus prior to purchasing common shares of the Trust. A copy of the Prospectus may be obtained, without charge, by calling the Trust at (888) 903-3358.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated             , 2017.

THE TRUST

The Trust is a newly-organized, diversified, closed-end management investment company organized as a statutory trust under the laws of the State of Delaware.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Trust’s investment objective, policies and techniques that are described in the Prospectus. The Trust may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Trust’s principal investment strategies are discussed in the Prospectus. The Trust may not buy all of the types of securities or use all of the investment techniques that are described.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the securities in to which they would convert. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Trust’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid — that is, the Trust may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Trust. The Trust’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Trust may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Zero Coupon Securities

The Trust may invest in zero dividend preferred securities and zero coupon bonds. These are instruments that typically do not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its redemption or maturity, a holder receives the par value (or the accreted value) of the zero (rate) coupon security, which generates a return equal to the difference between the purchase price and its redemption or maturity value. A zero dividend preferred security or a zero coupon security is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its redemption or maturity. Because these securities and other OID instruments do not pay cash dividends or interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of stated par value of the instrument at its redemption or maturity, as well as the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero dividend preferred securities and zero coupon bonds, and OID instruments generally, allow an issuer to delay the need to generate cash to meet current dividend or interest payments (unless there is a prescribed accumulated funding of the payment), they may involve greater payment and credit risk than dividend or coupon securities that pay dividends or interest currently or in cash. In order to maintain its status as a regulated investment company (“RIC”), the Trust generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Trust will not receive all of the income on a current basis or in cash. Thus, the Trust may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not treated as a return of capital.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Trust invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Trust’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Trust characterizes and treats ETN investments for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

When Issued, Delayed Delivery Securities And Forward Commitments

The Trust may enter into forward commitments for the purchase or sale of securities. The Trust may enter into transactions on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Trust may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and generally no interest (or dividends) accrues to the Trust prior to the settlement date.

Securities purchased on a when-issued or delayed delivery basis may expose the Trust to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Trust generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Reverse Repurchase Agreements

In reverse repurchase agreement transactions, the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the reverse repurchase transaction, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of reverse repurchase transactions.

With respect to any reverse repurchase agreement, the Trust’s Managed Assets shall include any proceeds from the sale of an asset of the Trust to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. With respect to leverage incurred through investments in reverse repurchase agreements and economically similar transactions, the Trust intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation, the Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Trust’s use of leverage through reverse repurchase agreements and economically similar transactions will not be limited by the 1940 Act.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and expenses associated with the repurchase agreement, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Trust will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted.

Depositary Receipts

The Trust’s investments in non-U.S. issuers may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges in off exchange markets, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Trust can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Trust also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Preferred Securities

Preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations.

Preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Preferred securities may be perpetual or have a term and typically have a fixed liquidation (or “par”) value.

Hybrid-preferred securities often behave as investments similarly to traditional preferred securities and are regarded by investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares, and they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred securities). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Trust’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Dividend or interest payments on preferred securities may be cumulative or non-cumulative and often can be skipped or deferred, without limitation. The dividend rates on “preferred securities” may be fixed or floating, or convert from fixed to floating at a specified future time. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the return offered by the floating-rate security may rise as well, making such securities less price-sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the security, after which period a floating rate of payment applies.

Loans of Portfolio Securities

To increase income, the Trust may, consistent with applicable regulatory requirements, lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Trust’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Trust, and any gain or loss in the market price during the term of the loan would inure to the Trust. If the other party to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Trust is unsettled. As a result, under extreme circumstances, there may be a restriction on the Trust’s ability to sell the collateral and the Trust would suffer a loss.

INVESTMENT RESTRICTIONS

The Trust operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Trust voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Trust shall not:

(1)	Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the 1940 Act.

(2)	Borrow money, except as permitted by the 1940 Act, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the 1940 Act.

(3)	Act as underwriter of another issuer’s securities, except to the extent that the Trust may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

(4)

Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) securities issued by state and municipal governments or their political subdivisions, agencies, authorities and instrumentalities (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Trust will not invest 25% or more of the value of the Trust’s total assets in securities backed by the same source of revenue), and (iii) securities issued by other investment companies, which shall not constitute any industry.

(5)	Purchase or sell real estate, except that the Trust may (i) acquire or lease office space for its own use, (ii) invest in instruments of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, (iii) invest in instruments secured by real estate or interests therein, (iv) hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust’s ownership of such instruments.

(6)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in instruments the Trust may invest in are considered to be interests in commodities and this shall not prevent the Trust from purchasing or selling options, futures contracts, swaps, or other derivative instruments or from investing in securities or other instruments backed by physical commodities.

(7)	Make loans except, (i) to the extent that instruments in which the Trust may invest are considered to be loans, (ii) through the loan of portfolio securities in accordance with the Trust’s investment policies, or (iii) by engaging in repurchase agreement transactions or as otherwise permitted by the 1940 Act, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the 1940 Act.

(8)	With respect to 75% of the value of the Trust’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Trust’s total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer.

With respect to investment restriction (1) and (2) above, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

With respect to investment restriction (2) above, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

With respect to investment restriction (4) above, the Sub-Adviser will, on behalf of the Trust, make reasonable determinations as to the appropriate industry classification to assign to each instrument in which the Trust invests, generally using industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. The definition of what constitutes a particular “industry” is an evolving one, particularly for industries or sectors within industries that are new or are undergoing rapid development. Some securities could reasonably fall within more than one industry category. The Trust’s industry concentration policy does not preclude it from focusing investments in issuers in a broad economic sectors. In connection with investments in other investment companies, the Trust will consider the concentration of the underlying investments by such investment companies when determining the Trust’s compliance with investment restriction (4) above.

With respect to investment restriction (7) above, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Trust, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

All other investment policies of the Trust set forth in the Prospectus and this SAI are not considered fundamental policies and may be changed by the Board of Trustees without any vote of shareholders.

MANAGEMENT OF THE TRUST

Board of Trustees

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees (the “Board” or “Board of Trustees”). The Board of Trustees approves all significant agreements between the Trust and the companies that furnish the Trust with services, including agreements with the Adviser and the Sub-Adviser.

Trustees serve until their successors have been duly elected. Following is a list of the names, business addresses, dates of birth, present positions with the Trust, length of time served with the Trust, principal occupations during the past five years and other directorships held by each Trustee.

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

INDEPENDENT TRUSTEES:

Danielle Cupps Year of Birth: 1970	Trustee	Trustee since 2017	Former: Managing Director, BLG Capital Advisors (2016-2017) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006-2012); Vice President, Code Hennessy & Simmons LLC (2000-2005) (private equity); Associate, Goldman, Sachs & Co. (1998-2000).	1	None.

Gregory G. Dingens Year of Birth: 1964	Trustee	Trustee since 2017	Current: Executive Vice President, Monroe Financial Partners, Inc. (2006-present) (investment banking and trading); Member, Siena Capital Management (2006-present) (private investment fund); Director, Qwickrate LLC (2012-present) (online marketplace for financial institutions). Former: Managing Director, Lehman Brothers (2004-2006); Managing Director, Merrill Lynch (1993-2003).	1	None.

Philip G. Franklin Year of Birth: 1951	Trustee	Trustee since 2017	Current: Consultant to Littelfuse, Inc. (2016-present) (electronics components manufacturer). Former: Chief Financial Officer and Executive Vice President (1998-2016), Littelfuse, Inc.; Chief Financial Officer and Vice President, OmniQuip International (1995-1998) (construction equipment).	1	Current: Tribune Publishing Company (2010-present); TTM Technologies Inc. (2014-present); tronc, inc. (2014-present).

Scott Craven Jones Year of Birth: 1962	Trustee	Trustee since 2017	Current: Director, Carne Global Financial Services (US) LLC (2013-present). Former: Adviser, Wanzenburg Partners LLC (2012-2013); Chief Operating Officer, Chief Financial Officer and Treasurer, Aurora Investment Management LLC (2010-2012); Executive Vice President and Chief Administrative Officer, Calamos Asset Management, Inc. (2005-2008); Managing Director, Northern Trust Global Investments (2000-2005).	1	Current: Manager Directed Portfolios, a U.S. Bancorp series trust (2016-present). Former: Guestlogix Inc. (2015-2016) (travel technology).

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

INTERESTED TRUSTEE:

Theodore J. Brombach* Year of Birth: 1963	Trustee, President and Chief Executive Officer	Trustee since 2017	Current: Co-Chief Executive Officer of XAI (2016-present); Co-Founding Partner of XMS Capital Partners, LLC (2006-present). Former: Co-Head of Midwest Investment Banking, Managing Director, Founding Member of Financial Sponsors Group (1990-2006); Analyst, Kidder, Peabody & Co. (1985-1988).	1	Current: RiverWood Bank (2006-present).

*	Mr. Brombach is an interested person of the Trust because of his position as an officer of the Adviser and certain of its affiliates.

(1)	The business address of each Trustee of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(2)	After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.
•	Mr. Brombach and Ms. Cupps, as Class I Trustees, are expected to stand for re-election at the Trust’s initial annual meeting of shareholders.
•	Mr. Dingens and Mr. Franklin, as Class II Trustees, are expected to stand for re-election at the Trust’s second annual meeting of shareholders.
•	Mr. Jones, as the Class III Trustee, is expected to stand for re-election at the Trust’s third annual meeting of shareholders.

(3)	As of the date of this SAI, the Trust is the only fund in the Fund Complex.

Trustee Qualifications

The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act or the rules and regulations of the SEC.

Theodore J. Brombach. Mr. Brombach has served as a Trustee of the Trust since its inception in 2017. Through his over 30 years of investment experience in the financial industry, including as Co-Chief Executive Officer of XAI, founding partner of XMS Capital Partners, LLC, and Co-Head of Midwest Investment Banking at Morgan Stanley, Mr. Brombach is experienced in financial, regulatory and investment matters.

Danielle Cupps. Ms. Cupps has served as a Trustee of the Trust since its inception in 2017. Through her experience as a Managing Director at BLG Capital Advisors a family office managing a global portfolio of alternative assets, in various roles, including Director of Corporate and Strategic Development and Chief of Staff in the Office of the Chief Financial Officer, at Boeing Company, Vice President at Code Hennessy & Simmons LLC, a private equity firm, and Associate in the private equity funds group at Goldman, Sachs & Co., Ms. Cupps is experienced in financial, regulatory and investment matters.

Gregory G. Dingens. Mr. Dingens has served as a Trustee of the Trust since its inception in 2017. Through his over 25 years of investment management experience, including as Executive Vice President of Monroe Financial Partners, Inc., Member of Siena Capital Partners, a private investment fund, director of Qwickrate LLC, and Managing Director at both Lehman Brothers and Merrill Lynch, Mr. Dingens is experienced in financial, regulatory and investment matters.

Philip G. Franklin. Mr. Franklin has served as a Trustee of the Trust since its inception in 2017. Through his experience as Chief Financial Officer and Executive Vice President of Littelfuse, Inc. and Chief Financial Officer and Vice President at OmniQuip International, Mr. Franklin is experienced in financial, accounting and regulatory matters.

Scott Craven Jones. Mr. Jones has served as a Trustee of the Trust since its inception in 2017. Through his experience as a director at Carne Global Financial Services (US) LLC, Chief Operating Officer, Chief Financial Officer and Treasurer of Aurora Investment Management LLC, Executive Vice President and Chief Administrative Officer of Calamos Asset Management, Inc., Managing Director at Northern Trust Global Investments, and in various roles at Nuveen Investments, Mr. Jones is experienced in financial, accounting, regulatory and investment matters.

Executive Officers

The following information relates to the executive officers of the Trust who are not Trustees.

Name, Business Address(1) and Year of Birth	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years
John “Yogi” Spence Year of Birth: 1962	Chief Financial Officer and Treasurer	Officer since 2017	Current: Co-Chief Executive Officer, XAI (2016-present); Co-Founding Partner, XMS Capital Partners, LLC (2006-present).

John P. McGarrity Year of Birth: 1961	Chief Legal Officer and Secretary	Officer since 2017

Current: Managing Director and General Counsel, XAI (2016-present).

Former: Managing Director and General Counsel, Chief Compliance Officer and AML Officer, River Branch Holdings LLC and River Branch Capital LLC (now Piper Jaffray) (2011-2015); Senior Vice President, General Counsel and Corporate Secretary, The Warranty Group (2009-2011); Executive Vice President, Head of Product Development, Man Investments (2004-2009).

Kimberly Ann Flynn Year of Birth: 1977	Vice President	Officer since 2017

Current: Managing Director of XAI (2016-present).

Former: Senior Vice President, Head of Product Development (2013-2016), Vice President (2009-2013), Assistant Vice President (2004-2007) and Associate (2004-2007), Nuveen Investments.

Theodore J. Uhl Year of Birth: 1974	Chief Compliance Officer	Officer since 2017

Current: Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, Inc. (2006-present); Chief Compliance Officer, Financial Investors Trust (2010-present), Centre Funds (2013-present), Reality Shares ETF Trust (2014-present), Reaves Utility Income Fund (2015-present), Boulder Growth & Income Fund, Inc. (2015-present), Index Funds (2016-present), and Elevation ETF Trust (2016-present).

Former: Internal Audit Manager/Senior Risk Manager, ALPS Fund Services, Inc. (2006-2010).

(1)	The business address of each officer of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

Mr. Uhl serves as Chief Compliance Officer of the Trust pursuant to a Chief Compliance Officer Services Agreement, between the Trust and ALPS Fund Services Inc. The Trust pays ALPS Fund Services Inc. an annual fee, payable monthly, and reimburses of out-of-pocket expenses. Notwithstanding the Chief Compliance Officer Services Agreement the designation of the Chief Compliance Officer must be approved by the Board, including a majority of the Independent Trustees, and such Chief Compliance Officer may be removed from his responsibilities by action of (and only with the approval of) the Board, including a majority of the Independent Trustees.

Board Leadership Structure

The primary responsibility of the Board of Trustees is to represent the interests of the Trust and to provide oversight of the management of the Trust. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, four of whom (including the chairperson) are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”) and one of whom is classified as an interested person of the Trust (“Interested Trustee”). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The Board has appointed an independent chairperson, Gregory G. Dingens, who presides at Board meetings and who is responsible for, among other things, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board meets regularly four times each year to discuss and consider matters concerning the Trust, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees will meet periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, review the Trust’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings and regularly meet outside the presence of Trust management. The Board has determined that this leadership structure, including an independent chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

Board Committees

Audit Committee. Ms. Cupps and Messrs. Dingens, Franklin and Jones, who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Audit Committee. Mr. Jones serves as chairperson of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent registered public accounting firm.

Governance Committee. Ms. Cupps and Messrs. Dingens, Franklin and Jones, who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Governance Committee. Mr. Franklin serves as chairperson of the Governance Committee. The Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. In considering trustee nominee candidates, the Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee.

Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Trust, the Board, among other things, oversees risk directly and through the committee structure it has established. The Board has established the Audit Committee and the Governance Committee to assist in its oversight functions, including its oversight of the risks the Trust faces. Each committee will report its activities to the Board on a regular basis.

The Board has adopted, and will periodically review, policies, procedures and controls designed to address different types of risks, including, among others, investment risk, liquidity risk, operational risk, and valuation risk, as well as the overall business risk relating to the Trust. Under the Board’s supervision, the Trust, the Adviser, the Sub-Adviser and other service providers to the Trust also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Trust’s investment advisory agreement, sub-advisory agreement and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Trust that are reasonably designed to minimize the risk of violations of the federal securities laws (“compliance policies”). The CCO reports directly to the Independent Trustees, and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the compliance policies. The Board will discuss relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the compliance policies and will review the CCO’s reports. Further, the Board will annually review the effectiveness of the compliance policies, as well as the appointment and compensation of the CCO.

The Board will require officers of the Trust to report to the Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee will also receive reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board will receive reports from the Adviser and the Sub-Adviser on the investments and securities trading of the Trust. The Board will also require the Adviser and the Sub-Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Remuneration of Trustees and Officers

Each Trustee who is not an “affiliated person” (as defined in the 1940 Act) of the Adviser or its affiliates receives as compensation for his services to the Trust an annual retainer and meeting fees. The chairperson of the Board, if any, and the chairperson of each committee of the Board also receive fees for their services. The annual retainer and fees for service as chairperson of Board and committees of the Board are allocated among the Trust and certain other funds in the Trust Complex. Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Because the Trust is newly-organized and has not yet completed a full fiscal year of operations, the table below shows the estimated compensation that is contemplated to be paid to Trustees assuming a full fiscal year of operations of the Trust.

Name(1)	Aggregate Estimated Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Trust and Fund Complex(3) Paid to Trustee(4)
INDEPENDENT TRUSTEES:
Danielle Cupps	$36,000	None	None	$36,000
Gregory G. Dingens	$46,000	None	None	$46,000
Philip G. Franklin	$41,000	None	None	$41,000
Scott Craven Jones	$41,000	None	None	$41,000

(1)	Trustees not entitled to compensation are not included in the table.

(2)	Reflects total compensation assuming a full fiscal year of operations for the Trust.

(3)	As of the date of this SAI, the Trust is the only fund in the Fund Complex.

(4)	The Trust does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Trustee Share Ownership

As of December 31, 2016, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of the Trust and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Trust(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
INDEPENDENT TRUSTEES:
Danielle Cupps	None	None
Gregory G. Dingens	None	None
Philip G. Franklin	None	None
Scott Craven Jones	None	None
INTERESTED TRUSTEE:
Theodore J. Brombach	None	None

(1)	The Trustees could not own shares in the Trust as of December 31, 2016 because the Trust had not yet begun investment operations as of that date.

(2)	As of the date of this SAI, the Trust is the only fund in the Family of Investment Companies.

Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Trust provide that the Trust will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Trust, to the fullest extent permitted by law. However, nothing in the governing documents of the Trust protects or indemnifies a trustee, officer, employee or agent of the Trust against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Adviser

XA Investments LLC acts as investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation, including the use of leverage by the Trust. XAI is an investment adviser registered under the Advisers Act and acts as investment adviser to certain other management investment companies. XAI is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Adviser is controlled by Theodore J. Brombach, Co-Chief Executive Officer of XAI and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of XAI and a founding partner of XMS Capital Partners, LLC.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The XAI leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. XAI sponsors registered investment companies designed to provide investors with access to institutional caliber alternative investments, by partnering with established alternative asset managers selected from among numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-adviser XAI funds.

The Adviser will be responsible for the management of the Trust, will furnish offices, necessary facilities and equipment on behalf of the Trust, will oversee the activities of the Sub-Adviser, will provide personnel, including certain officers required for the Trust’s administrative management, and will pay the compensation of all officers and Trustees of the Trust who are its affiliates.

Sub-Adviser

Octagon Credit Investors, LLC acts as investment sub-adviser to the Trust and is responsible for investing the Trust’s assets. The Sub-Adviser is an investment adviser registered under the Advisers Act. The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 250 Park Avenue, 15th Floor, New York, NY 10177. Octagon Credit Investors, LLC is majority-owned by Conning & Company, which is an indirect subsidiary of Cathay Financial Holding Co., Ltd., a Taiwan-based company.

The Sub-Adviser, under the direction and supervision of the Board of Trustees and the Adviser, will be responsible for the management of the Trust’s investment portfolio and will provide certain facilities and personnel related to such management.

Investment Advisory Agreement

Under the terms of the Trust’s investment advisory agreement, the Adviser is responsible for the management of the Trust; furnishes offices, necessary facilities and equipment on behalf of the Trust; oversees the activities of the Sub-Adviser and other service providers to the Trust; provides personnel, including certain officers required for the Trust’s administrative management; and pays the compensation of all officers and Trustees of the Trust who are its affiliates.

The Trust’s investment advisory agreement will remain in effect until                 , 2019, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Trust’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the investment advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Trust’s investment advisory agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority of the Trust’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities.

The Trust may, if and to the extent approved by the Board of Trustees, including a majority of the Independent Trustees, from time to time reimburse the Adviser for certain costs and expenses incurred by the Adviser in connection with the management of the Trust’s assets, which may include the Trust’s allocable share of portfolio management and trading software costs, research expenses (including modeling and analytic software costs), diligence expenses and out-of-pocket travel costs incurred in connection with the management of the Trust’s assets. The Trust does not currently reimburse any such expenses.

The Trust’s investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust.

Sub-Advisory Agreement

Under the terms of the Trust’s investment sub-advisory agreement, the Sub-Adviser manages the investment portfolio of the Trust in accordance with its stated investment objective and policies, makes investment decisions for the Trust, places orders to purchase and sell securities on behalf of the Trust, all subject to the supervision and direction of the Board of Trustees and the Adviser.

The Trust’s investment sub-advisory agreement will remain in effect until            , 2019, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Trust’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the investment sub-advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Trust’s investment sub-advisory agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority of the Trust’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities.

The Trust may, if and to the extent approved by the Board of Trustees, including a majority of the Independent Trustees, from time to time reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets, which may include the Trust’s allocable share of portfolio management and trading software costs, research expenses (including modeling and analytic software costs), diligence expenses and out-of-pocket travel costs incurred in connection with the management of the Trust’s assets. The Trust does not currently reimburse any such expenses.

The Trust’s investment sub-advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust.

Portfolio Managers

The personnel with the most significant responsibility for the day-to-day management of the Trust’s portfolio are Andrew D. Gordon, Michael B. Nechamkin, Lauren M. Basmadjian and Gretchen M. Lam.

Other Accounts Managed by the Portfolio Managers. The following table sets forth information about funds and accounts other than the Trust for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2017.

Name of Portfolio Manager	Number of Other Accounts Managed by Account Type			Number of Other Accounts for Which Advisory Fee is Performance-Based
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew D. Gordon	0	0	0	0	0	0
Michael B. Nechamkin	0	8	3	0	3	0
Lauren M. Basmadjian	0	12	4	0	10	0
Gretchen M. Lam	0	10	7	0	10	1

Name of Portfolio Manager	Assets of Other Accounts by Account Type			Assets of Other Accounts for Which Advisory Fee is Performance-Based
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew D. Gordon	$0	$0	$0	$0	$0	$0
Michael B. Nechamkin	$0	$2,769,852,227	$2,192,483,643	$0	$2,062,874,850	$0
Lauren M. Basmadjian	$0	$6,655,903,001	$384,764,752	$0	$5,887,335,240	$0
Gretchen M. Lam	$0	$3,709,884,716	$288,934,863	$0	$3,709,884,716	$50,320,835

Potential Conflicts of Interest. In addition to the Trust, the Sub-Adviser manages CLOs, separate accounts and private funds, which may follow similar, complementary or competing investment objectives, policies or strategies. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for Octagon and its employees and affiliates, including, as discussed below, the incentive to favor certain accounts with performance-based fees or accounts that generate multiple levels of fees (i.e., when fee earning clients invest in Octagon managed CLOs), accounts with respect to which Octagon receives or retains relatively higher fees, or accounts in which Octagon and its related persons have a pecuniary interest. Octagon and its affiliates, as well as their respective personnel, including persons who serve on Octagon’s investment committees, act as portfolio manager to various clients or are otherwise in a position to influence Octagon’s management, may invest in funds or may take interests in a fund’s general partner and thus participate in the performance fees or “carried interest” paid to the general partner by that fund. Octagon also acts as sub-adviser to its affiliate for certain mandates. Accordingly, Octagon, its affiliate, and their respective personnel, including persons involved in the management of one or more clients, may have differing pecuniary interests with respect to different clients. These persons may have an incentive to favor those clients in which they have greater pecuniary interests, including any CLOs in which Octagon or a majority-owned affiliate is required to hold retention interests pursuant to risk retention regulations.

The Sub-Adviser may have an incentive to allocate investment opportunities based on pecuniary interest. For certain accounts under management, Octagon and its related persons may: (1) be entitled to a performance fee; and (2) directly or indirectly maintain investments in one or more funds or accounts. Octagon and certain of its personnel are also eligible to receive performance-based compensation in their capacity as the investment manager, general partner or managing member of certain clients. Accordingly, Octagon and its personnel face a conflict of interest when considering how to allocate investment opportunities among accounts having different fee structures or pecuniary interests. Through its trade allocation policies and procedures and Code of Ethics, Octagon seeks to promote fair and equitable treatment of accounts, over time, based on considerations that are unrelated to pecuniary interests, which mitigate any actual or potential conflict of interest that may exist with respect to, for example, Octagon’s allocation of time, resources and investment opportunities to the clients that have performance-based compensation arrangements over those clients that: (1) do not have performance-based compensation arrangements or, if applicable, (2) are not expected to pay performance-based compensation (e.g., with respect to a CLO, when a specified internal rate of return has not been, or is not expected to be, achieved).

Portfolio Manager Compensation. Octagon investment professionals receive a fixed base salary and annual discretionary bonus, each determined by the Compensation Committee, which is a committee of the Board of

Managers of the Sub-Adviser. The fixed base salary is reviewed periodically and is intended to reflect a base compensation that is competitive with base salaries provided by similar investment adviser firms in the industry. The discretionary bonus is determined taking into account the overall performance and profitability of the Sub-Adviser, and an individual’s contributions and achievement of objectives linked to their function, including both quantitative performance, and qualitative factors. Portions of the discretionary bonus are paid on a deferred basis over several years. In addition, certain members of senior management, including the portfolio managers, own interests in the Sub-Adviser, and therefore participate in the long-term growth and performance of the firm.

Securities Ownership of the Portfolio Managers. Because the Trust is newly-organized, none of the portfolio managers own shares of the Trust.

Investor Support Services and Secondary Market Support Services Agreement

Pursuant to an investor support services and secondary market support services agreement, the Adviser provides investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include responding to questions about the Trust from financial intermediaries; assisting in drafting and editing mailings to financial intermediaries; distributing mailings to financial intermediaries; scheduling, organizing and preparing conference calls, meetings and other communications with financial intermediaries; communicating with the NYSE specialist for the Common Shares, and with the closed-end fund analyst community regarding the Trust on a periodic basis; assisting in producing communications targeted to current Trust shareholders and the investment community generally (excluding marketing materials targeted to prospective investors or prepared for use in an offering of Common Shares); assisting in the formatting, development and maintenance of the Trust’s website; assisting with administrative matters (including in connection with the preparation of press releases, shareholder reports and regulatory filings) with respect to the Trust. In exchange for such services, the Trust will pay the Adviser a service fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets.

The investor support services and secondary market support services agreement will remain in effect until             , 2019, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Trust’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the investment advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The investor support services and secondary market support services agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority of the Trust’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities.

The investor support services and secondary market support services agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Trust.

The Sub-Adviser will employ a variety of criteria in selecting brokers to execute trades for the account of the Trust, and will, at all times, seek best execution of such trades. The Sub-Adviser is responsible for selecting the broker or dealer used in each investment transaction for the Trust. When a transaction is effected on an exchange, the Sub-Adviser seeks to use brokers whose commissions it considers to be fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Sub-Adviser also considers the relative creditworthiness of counterparties, including brokers and dealers, when choosing a broker or dealer as counterparty in respect of investment transactions.

The Sub-Adviser does not currently utilize “soft-dollar” arrangements, pursuant to which brokers provide research services to the Sub-Adviser in return for allocating brokerage transactions. However, the Sub-Adviser may from time to time receive or be offered research services from brokers at no stated cost or requirement to execute transactions, and may trade with such brokers.

TAX MATTERS

This section and the discussion in the Prospectus (see “Tax Matters”) provide a summary of the material U.S. federal income tax considerations generally applicable to the Trust, U.S. Common Shareholders (as defined in the Prospectus) and Non-U.S. Common Shareholders (as defined in the Prospectus) that hold Common Shares of the Trust as capital assets within the meaning of the code (generally, property held for investment). The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Trust or to all categories of investors, some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors should consult their tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Trust

The Trust intends to elect to be treated, and to qualify each year, as a RIC under Subchapter M of the Code. Accordingly, the Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Trust’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Trust’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.” Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (i)(a) above.

As long as the Trust qualifies as a RIC, the Trust generally will not be subject to U.S. federal income tax on income and gains that the Trust distributes to its Common Shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Trust’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) the Trust’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) (the “Annual Distribution Requirement”). The Trust intends to distribute substantially all of such income each year. The Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Code imposes a 4% nondeductible excise tax on the Trust to the extent the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s taxable year) (the “Excise Tax Avoidance Requirements”). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Trust will be deemed to have distributed any income on which it paid federal income tax in the taxable year ending within the calendar year. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Trust does not qualify as a RIC, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits. As described below, such dividends, however, would be eligible (i) to be treated as “qualified dividend income” in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period and other requirements. To qualify again to be taxed as a RIC in a subsequent year, the Trust would generally be required to distribute to its Common Shareholders its earnings and profits attributable to non-RIC years. If the Trust fails to qualify as a RIC for a period greater than two taxable years, the Trust may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Trust had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Taxation of the Trust’s Investments

Certain of the Trust’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Trust intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Trust as a RIC. Additionally, the Trust may be required to limit its activities in derivative instruments in order to enable the Trust to maintain its RIC status.

If the Trust acquires shares in a “passive foreign investment company” (a “PFIC”), the Trust may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Trust to Common Shareholders. Additional charges in the nature of interest may be imposed on the Trust in respect of deferred taxes arising from such distributions or gains. If the Trust invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Trust will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to the Trust. Alternatively, the Trust can elect to mark to market at the end of each taxable year the Trust’s shares in a PFIC; in this case, the

Trust will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. The Trust’s ability to make either election will depend on factors beyond the Trust’s control. Under either election, the Trust may be required to recognize in a year income in excess of the Trust’s distributions from PFICs and the Trust’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

If the Trust holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), the Trust may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Trust’s pro rata share of the corporation’s income for the taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A U.S. Stockholder, for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If the Trust is treated as receiving a deemed distribution from a CFC, the Trust will be required to include such distribution in its investment company taxable income regardless of whether the Trust receives any actual distributions from such CFC, and the Trust must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that income inclusions from a QEF and subpart F income from CFCs will be “good income” for purposes of the 90% gross income requirement to the extent it is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF and subpart F income for which no distribution is received during the RIC’s taxable year would be “good income” for the 90% gross income requirement. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF and subpart F income included in a RIC’s income would constitute “good income” for purposes of the 90% gross income requirement. The Department of the Treasury, however, has recently proposed regulations that would treat such income as not being “good income” for purposes of the 90% gross income requirement. In its explanation accompanying the recently proposed regulations, the Department of the Treasury takes the position that, notwithstanding prior private letter rulings to the contrary, the current language of the Code would treat such income as not being “good income” for purposes of the 90% gross income requirement even in the absence of the proposed regulations. Accordingly, such income may not be treated as “good income” if the recently proposed regulations are finalized or if the Department of the Treasury’s interpretation of current law applies. In such a case, the Trust may fail to qualify as a RIC if it realizes a material amount of such income.

Certain types of income received by the Trust from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Trust to designate some or all of its distributions as “excess inclusion income.” To Common Shareholders such excess inclusion income will (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those Common Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for Non-U.S. Common Shareholders even from tax treaty countries and (iv) cause the Trust to be subject to tax if certain “disqualified organizations,” as defined by the Code (which includes charitable remainder trusts), are Common Shareholders.

The Trust may invest a portion of its net assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Trust. U.S. federal income tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Trust, to the extent necessary, in order to seek to ensure that the Trust distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain credit securities acquired by the Trust may be treated as credit securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and, to the extent allocable to the Trust, is required to be distributed by the Trust in order to qualify as a RIC or avoid the 4% excise tax) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt instrument matures. If the Trust purchases a debt instrument on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Trust makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt instrument having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt instrument. Market discount generally accrues in equal daily installments.

The Trust may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sales of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Trust will not be eligible to elect to “pass through” to Common Shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit allocable to it for foreign taxes paid by the Trust with respect to qualifying taxes.

Income from options on individual stocks written by the Trust will not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by U.S. Common Shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from option writing activities of the Trust will be taxed to such U.S. Common Shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of U.S. Common Shareholders

The Trust will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by the amount of undistributed capital gain included in such Common Shareholder’s gross income net of the tax deemed paid by such Common Shareholder under clause (ii).

Distributions paid to you by the Trust from its net capital gains, if any, that the Trust properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Trust (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Special rules apply, however, to ordinary income dividends paid to individuals. For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 35%. Capital gain dividends are not eligible for the dividends received deduction.

Properly reported ordinary income dividends received by corporate holders of Common Shares generally will be eligible for the dividends received deduction to the extent that the Trust’s income consists of dividend income from U.S. corporations and certain holding period and other requirements are satisfied by both the Trust and the corporate U.S. Common Shareholders. In the case of U.S. Common Shareholders who are individuals, any ordinary income dividends that you receive from the Trust generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Trust, (ii) the Trust satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. In addition, for dividends to be eligible for the dividends received deduction or for reduced rates applicable to individuals, the Trust cannot have an option to sell or be under a contractual obligation to sell (pursuant to a short sale or otherwise) substantially identical stock or securities. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

Any distributions you receive that are in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount of any Trust distribution that is treated as a return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

U.S. Common Shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Shares of the Trust. Dividends and other distributions paid by the Trust are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were the U.S. Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Trust’s taxable year may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust.

Ordinary income dividends and capital gain dividends also may be subject to state, local or foreign taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Trust.

The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Adjusted cost basis information for covered securities, which generally include shares of a RIC, must be reported to the IRS and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at reduced maximum rates. The deductibility of capital losses is subject to limitations under the Code.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Taxation of Non-U.S. Common Shareholders

The following discussion only applies to Non-U.S. Common Shareholders. Whether an investment in the shares is appropriate for a Non-U.S. Common Shareholder will depend upon that Non-U.S. Common Shareholder’s particular circumstances. An investment in the shares by a Non-U.S. Common Shareholder may have adverse tax consequences. Non-U.S. Common Shareholders should consult their tax advisors before investing in our Common Shares.

A Non-U.S. Common Shareholder generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a Non-U.S. Common Shareholder in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of Common Shares of the Trust. Different tax consequences may result if the Non-U.S. Common Shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Dividends properly reported by the Trust are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Trust’s “qualified net interest income” (generally, the Trust’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust’s “qualified short-term capital gains” (generally, the excess of the Trust’s net short-term capital gain over the Trust’s long-term capital loss for such taxable year). Depending on its circumstances, the Trust may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Common Shareholder needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Trust reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Common Shareholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

If the Trust distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Common Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Common Shareholder’s allocable share of the tax that the Trust pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Common Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Common Shareholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. Common Shareholder, distributions (both actual and deemed), and gains realized upon the sale of Common Shares that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain Non-U.S. Common Shareholders.

In addition, withholding at a rate of 30% is required on dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, Common Shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which Common Shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, Common Shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Trust that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Trust will in turn provide to the Secretary of the Treasury. The Trust will not pay any additional amounts to Common Shareholders in respect of any amounts withheld. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Common Shareholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in Common Shares.

The Trust may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to certain non-exempt Common Shareholders who fail to provide the Trust (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

Failure to Qualify as a RIC

If the Trust is unable to qualify for treatment as a RIC, and relief is not available, the Trust would be subject to tax on all of its taxable income at regular corporate rates. The Trust would not be able to deduct distributions to Common Shareholders nor would the Trust be required to make distributions for tax purposes. Distributions would generally be taxable to Common Shareholders as ordinary dividend income eligible for reduced maximum rates for non-corporate Common Shareholders to the extent of the Trust’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Common Shareholders would be eligible for the dividends received deduction. Distributions in excess of the Trust’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Common Shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Trust were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, the Trust would be required to recognize gain to the extent of any unrealized appreciation in the Trust’s assets unless the Trust made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding five year period.

GENERAL INFORMATION

Proxy Voting Policy and Procedures and Proxy Voting Record

The Sub-Adviser will be responsible for voting proxies on securities held in the Trust’s portfolio. The Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.

Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge, upon request, by calling (312) 262-6930 or by visiting the Trust’s website at www.xainvestments.com. This information is also available on the SEC’s website at www.sec.gov.

Principal Shareholders

No person beneficially owns more than 5% of the voting securities of any class of equity securities of the Trust, except for the Adviser. Prior to the public offering of Common Shares, the Adviser purchased Common Shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Statement of Additional Information, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Trust until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

Independent Registered Public Accounting Firm

KPMG LLP, 200 E. Randolph Drive, Chicago, IL 60601, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is expected to render an opinion annually on the financial statements of the Trust.

The Trust’s audited financial statements appearing in this SAI and the report of KPMG thereon, will be included in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Codes of Ethics

The Trust, the Adviser and the Sub-Adviser each have adopted its own code of ethics. The codes of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Trust, the Adviser and the Sub-Adviser and their affiliates, as applicable. The codes of ethics of the Trust, the Adviser and the Sub-Adviser are on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in

Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Additional Information

This Statement of Additional Information constitutes part of a Registration Statement filed by the Trust with the SEC under the Securities Act, and the 1940 Act. This Statement of Additional Information omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (www.sec.gov).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of

XAI Octagon Floating Rate & Alternative Income Term Trust:

We have audited the accompanying statement of assets and liabilities of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Fund”) as of August 29, 2017. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of August 29, 2017, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

August 31, 2017

FINANCIAL STATEMENTS

XAI Octagon Floating Rate & Alternative Income Term Trust

Statement of Assets and Liabilities

August 29, 2017

Assets:
Cash	$100,009
Deferred offering costs (See Note 3)	140,000

Total Assets	$240,009

Liabilities:
Accrued offering costs (See Note 3)	$140,000

Total Liabilities	$140,000

Net Assets	$100,009

Components of Net Assets:
Paid-in-capital	$100,009

Net Assets	$100,009

Common shares of beneficial interest outstanding, at $0.01 par value, and unlimited common shares authorized	10,205
Net asset value per common share	$9.80

Offering price per common share	$10.00

The accompanying notes are an integral part of this financial statement.

XAI Octagon Floating Rate & Alternative Income Term Trust

Notes to Statement of Assets and Liabilities

August 29, 2017

Note 1—Organization and Registration

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a closed-end management investment company that was organized as a Delaware statutory trust on April 4, 2017. The investment objective of the Trust is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust has not had any operations other than the sale and issuance of 10,205 common shares of beneficial interest at an aggregate purchase price of $100,009 to XA Investments LLC (the “Adviser”), the Trust’s investment adviser at a net asset value of $9.80 per share. Shares issued by the Trust are subject to a sales load of 2.00%.

Note 2—Significant Accounting Policies

The Trust’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of American (“U.S. GAAP”) This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Note 3—Organizational Expenses and Offering Costs

Organizational Expenses – The Adviser, has agreed to pay all of the Trust’s organizational expenses. As a result, organizational expenses of the Trust are not reflected in the Trust’s financial statement.

Offering Costs – Offering costs are incurred by the Trust. The Adviser has agreed to pay the amount, if any, by which the Trust’s offering costs (other than the sales load) exceed $0.02 per share (0.20% of the offering price). Management estimates total offering costs of $940,000 based on a $70 million offering, of which the Adviser will pay $800,000 of such expenses in excess of the offering costs limit, resulting in net offering costs charged to the Fund of $140,000, or .20% of the estimated $70 million offering. The Statement of Assets and Liabilities reflects $140,000 as deferred offering costs at August 29, 2017. These offering costs, as well as any additional offering costs incurred by the Trust subsequent to August 29, 2017 and within the offering expense cost limit, will be charged to paid-in-capital upon sale of the shares to the public.

Note 4—Investment Advisory and Other Agreements

XA Investments LLC will serve as the Trust’s investment adviser pursuant to an Investment Advisory Agreement with the Trust. As compensation for its services to the Trust, the Adviser will receive an annual investment advisory fee of 1.70% based on the Trust’s average daily Managed Assets. For these purposes, the term Managed Assets is defined as the total assets of the Trust, including assets attributable to the proceeds of financial leverage (including through the issuance of preferred shares or the issuance of senior securities representing indebtedness, minus liabilities, other than liabilities related to any financial leverage. XA Investments LLC plans to retain Octagon Credit Investors, LLC (the “Sub-Adviser”) and will pay to the Sub-Adviser a sub-advisory fee out of the management fee received by the Adviser. The sub-advisory fee, payable monthly in arrears, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of all registered investment companies in the XAI fund complex for which the Sub-Adviser (or an affiliate of the Sub-Adviser) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds Average Daily Managed Assets	Percentage of Advisory Fee
First $500 million	60%
Over $500 million	50%

The Trust is currently the only Eligible Fund. Therefore, assuming Managed Assets of the Trust of $100 million following the completion of the offering and the utilization of leverage by the Trust, the sub-advisory fee would equal 60% of the advisory fee payable to the Adviser.

The Trust plans to retain the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. The Trust will pay the Adviser a service fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets.

Note 5—Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

Appendix A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s rating symbols and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Ratings Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation, and the promise we impute.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or longterm transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Fitch Ratings

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Near default.

Defaulted obligations typically are not assigned ‘RD’ or ’D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category “AA” has three notch-specific rating levels (‘AA+’; ‘AA’; ’AA-’; each a rating level). Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC.’

The subscript ‘emr’ is appended to a rating to denote embedded market risk that is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with Issuer Default Ratings (IDRs) in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgement, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ’RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ’RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ’RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ’RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ’RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ’RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation

Appendix B

PROXY VOTING POLICIES AND PROCEDURES

OCTAGON CREDIT INVESTORS, LLC

PROXY VOTING POLICY

Scope

Octagon’s Proxy Voting Policy addresses procedures and policies related to Octagon’s voting of proxies in a manner consistent with Clients’ best interest.

This policy should be read in conjunction with the Account Administration Policy, Code of Ethics Overview, and Recordkeeping Policy. This policy applies to all Octagon “Covered Persons” which is defined to include all of the partners, owners, principals, directors, officers and employees of Octagon Credit Investors, LLC.

A. Overview of Applicable Law

A public company’s shareholders typically have the right to vote on various corporate issues. Clients typically delegate to Octagon the authority to vote proxies for Securities of companies held in their Accounts. Under the Advisers Act, Octagon has a duty of care and loyalty with respect to all services undertaken for Clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act requires that Octagon must vote proxies in a manner consistent with Clients’ best interest and must not place its interests above those of its Clients when doing so. It requires Octagon to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that Octagon votes proxies in the best interest of its Clients, and (ii) to disclose the Clients how they may obtain information on how Octagon voted. In addition, Rule 204-2 requires Octagon to keep records of proxy voting and Client requests for information.

B. Policies and Procedures Relating to Proxies

Due to the nature of Octagon’s business, it is very rare that Octagon will be asked to vote a proxy for a publicly traded equity security. In the event this does occur, the following policies and procedures will apply.

1.	Definitions.

•	“Best Interest of the Client.” Octagon believes that this means the Clients’ best economic interests over the long-term – that is, the common interest that all Clients share in seeing the value of a common investment increase over time.

•	“Material Conflicts of Interest”. Such conflicts are typically based on the specific facts and circumstances associated with the issues that are the subject of the proxy and Octagon’s and its employees’ business dealings with a particular proxy issuer or closely affiliated entity. A material conflict of interest may exist where, for example: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is known to be a Client of, or an investor in an Account managed, by Octagon; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual(s) charged with voting the proxy, is being actively solicited to be a Client of Octagon (or an investor in an Octagon Account); (3) a Client or investor, or an interest group supported by Client or investor, actively supports a proxy proposal; or (4) Octagon or an employee has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders.

2.	Responsibilities of Investment Professionals to Monitor Issuers for Upcoming Shareholder Meetings.

Octagon Investment Professionals (Principals / Associates) shall monitor all of the issuers that such individuals cover where Octagon Client Accounts hold equity of such issuers for any upcoming shareholder meetings. Octagon Investment Professionals shall provide notice of such upcoming shareholder meetings in advance of such shareholder meetings to the Investment Committee, Head of Collateral Settlement and the CCO.

3.	Receipt and Reconciliation of Proxies.

All proxy materials received by Octagon for Octagon funds shall be forwarded to the CCO or his/her designee. The CCO shall record on a log the name of the company to which the proxy materials relate (the “Portfolio Company”), the date the proxy materials are received and the date by which the proxy needs to be voted.

The CCO shall compare the number of shares represented by the proxy materials to the number of shares owned by Octagon’s Clients. If the number of shares reflected in the proxy materials does not match the number of shares reported owned by Clients, the CCO will resolve any difference and ensure that all eligible shares can be voted.

Upon completion of the reconciliation process, the CCO shall forward the proxy materials to the Investment Committee for voting.

4.	Proxy Voting Process.

The Investment Committee or its designee shall vote all proxies in the best interests of Octagon’s Clients pursuant to the goals of the Client’s investment strategy. The Investment Committee will follow the procedures set forth below in order to ensure that proxies are voted in the best interests of Octagon’s Clients.

The Investment Committee shall vote proxies concerning: (1) the selection of directors, (2) the approval of financial results and (3) the retention of auditors in accordance with the proxy voting guidelines.

Prior to exercising voting authority on any other matter, the Investment Committee shall review the proxy materials and undertake a reasonable investigation to determine whether any of the matters to be voted on present a material conflict of interest between Octagon and the interests of its Clients.

Where the Investment Committee’s investigation determines that a material conflict of interest may exist, it shall take reasonable steps to ensure that the conflict does not influence the Investment Committee to vote a proxy in a manner that is not in the best interests of Octagon’s Clients. These steps may include, but are not limited to any one or a combination of the following:

•	Consult with Octagon’s Outside Counsel to determine how to vote in a manner that will be in the best interests of Octagon’s Clients;

•	Erecting information barriers around conflicted Octagon personnel to ensure that they do not influence the voting decision.

The Investment Committee shall make and maintain a record describing any steps taken to prevent a potential material conflict of interest from causing a proxy to be voted in a manner that is not in the best interest of Octagon’s Clients.

Where the Investment Committee determines that no material conflict of interest exists, the matter shall be analyzed based on its specific facts and circumstances and the Investment Committee shall vote on the matter in the best interests of Octagon’s Clients.

The CCO shall maintain records disclosing the date all proxies were voted and how they were voted.

5.	Requests for Voting Information, Communications and Record-Keeping.

If a Client requests information regarding how proxies were voted or a copy of Octagon’s proxy voting policy and procedures, the Head of Investor Relations shall provide the Client with the requested information. The Head of Investor Relations shall make and retain a copy of each request received together with a copy of the response provided, and he/she shall notify the CCO of such request.

Octagon will maintain all records relating to proxy voting as set forth in the Recordkeeping Policy.

Communications by Octagon with other shareholders during the course of a proxy solicitation may also be deemed to be a “solicitation” for purposes of the federal proxy rules, which contain requirements regarding the filing and distribution of proxy materials. In addition, such communications could cause Octagon to be considered part of a group for federal reporting purposes, potentially triggering a filing on Forms 13D or 13G. Compliance shall make any determination regarding the applicability of the federal proxy rules in the event such a situation arises.

C. Opposing Votes

Note that if more than one Account invests in the same portfolio company, and such Accounts have different investment objectives, Client-specific voting policies or ultimate economic interests, Octagon may cast opposing votes in a proxy vote.

Oversight

The CCO, Investment Committee, and members of the Compliance Committee, and other senior management as appropriate, shall supervise compliance by Covered Persons with this policy. The CCO shall assess the adequacy of this policy and the firm’s adherence to the procedures outlined herein, periodically.

PART C

OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)	Financial Statements

	Part A -	None

	Part B -	Report of Independent Registered Public Accounting Firm(*)
Statement of Assets and Liabilities(*)

(2)	Exhibits
(a)
		(i)	Second Amended and Restated Agreement and Declaration of Trust of Registrant(2)
		(ii)	Amendment to Second Amended and Restated Agreement and Declaration of Trust of Registrant(*)
	(b)	(i)	By-Laws of Registrant(2)
		(ii)	Amendment to By-Laws of Registrant(*)
	(c)	Not applicable
	(d)	Not applicable
	(e)	Form of Dividend Reinvestment Plan of Registrant(*)
	(f)	Not applicable
	(g)	(i)	Form of Investment Advisory Agreement between Registrant and XA Investments LLC (the “Adviser”)(*)
		(ii)	Form of Investment Sub-Advisory Agreement among Registrant, the Adviser and Octagon Credit Investors, LLC (the “Sub-Adviser”)(*)
	(h)	(i)	Form of Underwriting Agreement(*)
		(ii)	Form of Master Agreement Among Underwriters(*)
		(iii)	Form of Master Selected Dealer Agreement(*)
		(iv)	Closed-End Fund Distribution Services Agreement, among the Adviser, First Dominion Capital Corp. and Vision 4 Fund Distributors, LLC (*)
		(v)	Form of Structuring Fee Agreement with UBS Securities LLC (*)
		(vi)	Form of Structuring Fee Agreement with BB&T Capital Markets, a division of BB&T Securities, LLC (*)
		(vii)	Form of Structuring Fee Agreement with Ladenburg Thalmann & Co. Inc.(*)
		(viii)	Form of Structuring Fee Agreement with Maxim Group LLC(*)
		(ix)	Form of Structuring Fee Agreement with National Securities Corporation(*)
		(x)	Form of Structuring Fee Agreement with Newbridge Securities Corporation(*)
		(xi)	Form of Structuring Fee Agreement with Wedbush Securities Inc. (*)
		(xii)	Form of Structuring Fee Agreement with Wunderlich Securities, Inc. (*)
		(xiii)	Form of Agreement with Qualifying Underwriter(s)(*)
	(i)		Not applicable
	(j)		Form of Custody Agreement between Registrant and U.S. Bank N.A.(*)
	(k)	(i)	Form of Transfer Agency Agreement between Registrant and DST Systems, Inc. (*)
		(ii)	Form of Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc.(*)
		(iii)	Form of Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc.(*)
		(iv)	Form of Investor Services and Secondary Market Support Services Agreement between Registrant and the Adviser(*)
		(v)	Form of Expense Limitation Agreement between Registrant and the Adviser(*)
		(vi)	Form of Offering Expense Limitation Agreement between Registrant, the Adviser and the Sub-Adviser(*)
	(l)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(*)
	(m)		Not applicable
	(n)		Consent of Independent Registered Public Accounting Firm(*)
	(o)		Not applicable
	(p)		Initial Subscription Agreement(*)
	(q)		Not applicable
	(r)	(i)	Code of Ethics of the Registrant(*)
		(ii)	Code of Ethics of the Adviser(*)
		(iii)	Code of Ethics of the Sub-Adviser(*)
	(s)		Power of Attorney(2)

(*)	Filed herewith.

(1)	Incorporated by reference to Registrant’s Registration Statement (File Nos. 333-217196 and 811-232247) filed on April 7, 2017.

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File Nos. 333-217196 and 811-232247) filed on July 18, 2017.

Item 26. Marketing Arrangements

Reference is made to Exhibit (h)(i)-(xiii) to this Registration Statement filed herewith.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Printing, Edgar Filing and Mailing	$206,200
Legal Counsel	575,000
NYSE Fee	15,000
Marketing Design	52,710
SEC Fees	11,010
FINRA Fees	14,750
Independent Registered Public Accounting Firm	25,000
Miscellaneous	40,330
Total	940,000

Item 28. Persons Controlled by or Under Common Control with Registrant

None

Item 29. Number of Holders of Securities

Title of Class	Number of Record Shareholders as of September 22, 2017

Common shares of beneficial interest, par value $0.01 per share	1

Item 30. Indemnification

Reference is made to Article V of the Registrant’s Amended and Restated Agreement and Declaration of the Registrant, which provides as follows:

5.1     No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he or she shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

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5.2 Mandatory Indemnification.

(a)     To the maximum extent permitted by law, the Trust shall indemnify any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding.

(b)     To the maximum extent permitted by law, the Trust shall indemnify any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the investigation, defense or settlement of such proceeding.

(c)     Notwithstanding any provision to the contrary contained herein, no Covered Person shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of disabling conduct or for any proceedings by such Covered Person for which indemnification is precluded by applicable law. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in disabling conduct.

(d)     Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth herein shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Covered Person or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(e)     To the maximum extent permitted by law, the Trust shall advance to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Covered Person the expenses actually and reasonably incurred by such person in connection with the defense of such proceeding in advance of its final disposition.

(f)     Any indemnification required or permitted under this Section 5.2 (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a reasonable determination, based upon a review of the facts, that the Covered Person is entitled to indemnification because (i) he or she is not liable by reason of disabling conduct, or (ii) in cases where there is no liability, he or she has not engaged in disabling conduct. Such determination shall be made by (i) the vote of a majority of a quorum of qualifying Trustees; or (ii) if there are no such Trustees, or if such Trustees so direct, by independent legal counsel in a written opinion. Notwithstanding anything to the contrary in Section 5.2(e), if a determination that a Covered Person engaged in disabling conduct is made in accordance with this Section 5.2(f), no further advances of expenses shall be made, and all prior advances, and insurance premiums paid for by the Trust, if applicable, must be repaid.

(g)     With respect to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Covered Person, the rights to indemnification conferred in Section 5.2(a), and with respect to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Trustee or officer of the Trust, the advancement of expenses conferred in Section 5.2(e) shall be contract rights. Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Section 5.2 (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any such person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the proceeding relating to such acts or omissions is commenced before or after the time of such amendment, repeal, modification, or

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adoption). Any amendment or modification of, or adoption of any provision inconsistent with, this Section 5.2 (or any provision hereof), that has the effect of positively affecting any right to indemnification or advancement of expenses granted to any such person pursuant hereto, shall not apply retroactively to any person who was not serving as a Covered Person at the time of such amendment, modification or adoption.

(h)     If (i) a claim under Section 5.2(a) with respect to any right to indemnification is not paid in full by the Trust within sixty days after a written demand has been received by the Trust or (ii) a claim under Section 5.2(b) with respect to any right to the advancement of expenses is not paid in full by the Trust within thirty days after a written demand has been received by the Trust, then the Covered Person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the Trust to recover the unpaid amount of the claim.

(i)     If successful in whole or in part in any suit brought pursuant to Section 5.2(h), or in a suit brought by the Trust to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the Covered Person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the Covered Person from whom the Trust sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Trust the reasonable expenses (including attorneys’ fees) of prosecuting or defending such suit.

(j)     The rights accruing to any indemnitee under this Section 5.2 shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of shareholders or qualifying Trustees or any other right to which he or she may be lawfully entitled. For the avoidance of doubt, to the extent the Trust enters into a written agreement with any Trustee to indemnify such Trustee, any indemnification of such Trustee by the Trust shall be governed by the terms of such written agreement, including with respect to determinations required, applicable presumptions and burden of proof with respect to such Trustee’s entitlement to indemnification and/or advancement of expenses.

(k)     For purposes of this Section 5.2:

(i)   references to “Trust” include any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction;

(ii)   the term “Covered Person” means a person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of another foreign or domestic corporation, trust, partnership, joint venture or other enterprise;

(iii)   the term “disabling conduct” means willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person’s office with the Trust;

(iv)   the term “expenses” includes, without limitations, attorneys’ fees;

(v)   the term “proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative; and

(vi)   the term “qualifying Trustee” means any Trustee who is not an interested person (as defined in the 1940 Act) of the Trust and is not a party to the proceeding.

5.3     Voluntary Indemnification. Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may

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indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.4     No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

5.5     No Duty of Investigation; etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust.

5.6     Insurance. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.7     Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Reference is made to Section 14 of the Investment Advisory Agreement, between the Registrant and the Adviser, a form of which is filed herewith as Exhibit (g)(i) hereto.

Reference is made to Section 14 of the Investment Sub-Advisory Agreement, among the Registrant, the Adviser and the Sub-Adviser, a form of which is filed herewith as Exhibit (g)(ii) hereto.

Reference is made to Section 9 of the Underwriting Agreement, a form of which is filed herewith as Exhibit (h)(i) hereto.

Item 31. Business and Other Connections of the Adviser and the Sub-Adviser

The Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-110653).

The Sub-Adviser, a limited liability company organized under the laws of Delaware, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-71998).

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Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Trust at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, in part at the offices of the Investment Adviser at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, in part at the offices of the Sub-Adviser at 250 Park Avenue, 15th Floor, New York, New York 10177, in part at the offices of the Administrator at 1290 Broadway, Suite 1100, Denver, CO 80203, in part at the offices of the Custodian, at 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, and in part at the offices of the Transfer Agent at 430 W. 7th Street, Kansas City, Missouri 64105-1594.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

C-vi

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Chicago, State of Illinois, on the 25th day of September, 2017.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	/s/ Theodore J. Brombach
Theodore J. Brombach
Trustee, President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 25th day of September, 2017.

Principal Executive Officer:

/s/ Theodore J. Brombach Theodore J. Brombach	Trustee, President and Chief Executive Officer

Principal Financial Officer:

/s/ John “Yogi” Spence John “Yogi” Spence	Chief Financial Officer and Treasurer

Trustees:
/s/ * Danielle Cupps	Trustee

/s/ * Gregory G. Dingens	Trustee

/s/ * Philip G. Franklin	Trustee

/s/ * Scott Craven Jones	Trustee

*	Signed by John P. McGarrity, Esq., an attorney-in-fact, pursuant to a power of attorney filed herewith.

By:	/s/ John P. McGarrity, Esq.
John P. McGarrity, Esq. Attorney-In-Fact September 25, 2017

C-vii

Exhibit Index

(a)	(ii)	Amendment to Second Amended and Restated Agreement and Declaration of Trust of Registrant

(b)	(ii)	Amendment to By-Laws of Registrant

(e)		Form of Dividend Reinvestment Plan of Registrant

(g)	(i)	Form of Investment Advisory Agreement between Registrant and XA Investments LLC (the “Adviser”)

(g)	(ii)	Form of Investment Sub-Advisory Agreement among Registrant, the Adviser and Octagon Credit Investors, LLC (the “Sub-Adviser”)

(h)	(i)	Form of Underwriting Agreement

(h)	(ii)	Form of Master Agreement Among Underwriters

(h)	(iii)	Form of Master Selected Dealer Agreement

(h)	(iv)	Closed-End Fund Distribution Services Agreement, among the Adviser, First Dominion Capital Corp. and Vision 4 Fund Distributors, LLC

(h)	(v)	Form of Structuring Fee Agreement with UBS Securities LLC

(h)	(vi)	Form of Structuring Fee Agreement with BB&T Capital Markets, a division of BB&T Securities, LLC

(h)	(vii)	Form of Structuring Fee Agreement with Ladenburg Thalmann & Co. Inc.

(h)	(viii)	Form of Structuring Fee Agreement with Maxim Group LLC

(h)	(ix)	Form of Structuring Fee Agreement with National Securities Corporation

(h)	(x)	Form of Structuring Fee Agreement with Newbridge Securities Corporation

(h)	(xi)	Form of Structuring Fee Agreement with Wedbush Securities Inc.

(h)	(xii)	Form of Structuring Fee Agreement with Wunderlich Securities, Inc.

(h)	(xiii)	Form of Agreement with Qualifying Underwriter(s)

(j)		Form of Custody Agreement between Registrant and U.S. Bank N.A.

(k)	(i)	Form of Transfer Agency Agreement between Registrant and DST Systems, Inc.

(k)	(ii)	Form of Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc.

(k)	(iii)	Form of Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc.

(k)	(iv)	Form of Investor Services and Secondary Market Support Services Agreement between Registrant and the Adviser

(k)	(v)	Form of Expense Limitation Agreement between Registrant and the Adviser

(k)	(vi)	Form of Offering Expense Limitation Agreement between Registrant, the Adviser and the Sub-Adviser

(l)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP

(n)		Consent of Independent Registered Public Accounting Firm

(p)		Initial Subscription Agreement

(r)	(i)	Code of Ethics of the Registrant

(r)	(ii)	Code of Ethics of the Adviser

(r)	(iii)	Code of Ethics of the Sub-Adviser